U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K


Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report  March 4, 1996


GENERAL PARCEL SERVICE, INC.
(Exact Name of Small Business Issuer in Its Charter)


State of Florida
(State or Other Jurisdiction of  Incorporation)


33-30123-A	                     59-2576629
(Commission File Number)   (I.R.S. Employer Identification No.)


8923 Western Way, Suite 22     Jacksonville, FL     32256
(Address of Principal Executive Offices)	        (Zip Code)


(904) 363-0089
(Registrant's Telephone Number)


Item  1.  Changes in Control of Registrant

    		None

Item 2.  Acquisition or Disposition of Assets.

  			None

Item 3.  Bankruptcy or Receivership

  			None

Item 4.  Changes in Registrant's Certified Accountant

  			None

Item 5.  Other Events.

The Registrant reported a stockholders equity of $707,024 at September 30, 1995 on Form 10-QSB. On November 24, 1995, the Registrant was notified by the National Association of Securities Dealers ("NASD") the Registrant was not in compliance with the minimum capital requirements for listing on NASDAQ, On December 5, 1995, the Registrant applied for an exception to NASD bylaws relating to NASD minimum capital requirements, for a period sufficient to allow the Registrant to complete a private placement of equity, but not later than February 29, 1996, and thereby comply with the minimum capital requirement. On January 25, 1996, the Registrant was advised by the NASD that its request for exception to the NASD bylaws had been approved subject to a requirement that the listing symbol of the common stock of the registrant be changed to GPSXC and that the Company maintain a capital and surplus of at least $2,000,000 for the remainder of its current fiscal year.

On February 28, 1996 an affiliate of the Chairman of the Board of the Registrant entered into a subscription agreement with the Registrant to purchase $3,000,000 of the Class A Series 2 Cumulative Convertible Preferred Stock of the corporation. Such subscription was fully funded on March 4, 1996.

The Registrant, as part of its requirement with the NASD, is providing as an exhibit to this Form 8-K, a pro forma balance sheet for January 31, 1996 for the sole purpose of informing the NASD of its compliance with the capital requirements of NASD bylaws and the requirements contained in the letter granting the above referenced exception. The unaudited balance sheet information dated January 31, 1996 should not be relied upon for investment purposes.

SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      				GENERAL PARCEL SERVICE, INC.

      				By:   /s/  E. Hoke Smith, Jr.                 .
    				      E. Hoke Smith, Jr., President

          Date:  March 4, 1996



General Parcel Service, Inc.		               				EXHIBIT
Balance Sheet
January 31, 1996

                           January 31,	    	Subsequent 	   	 January 31.
                              1996   	 		     Events 	 	        1996
       	 		            			  Unaudited 	       Note A 	        Pro-Forma
                          -------------    -------------    -------------
ASSETS

Current assets:
 Cash					               $      6,160  		                  $      6,160
 Accounts receivable    	   1,917,300  	 	 	                  1,917,300
 Other current assets	 	      420,090  	 	 	                    420,090
 	 	 	 	      	       	   ------------	 	                   ------------
   Total current assets 	   2,343,550                 	 	     2,343,550
           	 	 	 	 	    	 ------------ 	 	                  ------------

Equipment, net        	 	   7,277,610   	 	                   7,277,610
Goodwill       	 		    		   1,100,309               	 	 	     1,100,309
Other assets          		      187,251  	 	 	                    187,251
             	 	 	 		 	   ------------ 	                    ------------
   Total Assets   		    $  10,908,720   	                  $ 10,908,720
 	 	 	 	   	              ============	                     ============

LIABILITIES AND EQUITY

Current liabilities:
 Short term borrowings 	$  2,650,000   	$ 	               	$  2,650,000
 Current obligations
  under capital leases 	     758,552 	 	 	                      758,552
 Current maturities
   of debt 	          			    557,625  	 	 	                     557,625
 Accounts payable 	     		 1,108,584                          1,108,584
 Accrued expenses      		    979,289  	 	 	                     979,289
              	 	 	 	 	  ------------                       ------------
  Total current
    liabilities 	        		6,054,050                          6,054,050
              	 	 	 	 		 ------------ 	                     ------------

Non-current liabilities:
Long-term obligations
  under capital leases  	 1,614,869                           1,614,869
Long-term debt            3,830,451        (3,000,000)          830,451
Convertible Debentures			   300,000                  	 	 	      300,000
              	 	 	 		 	------------      ------------      ------------
   Total non-current
     liabilities       			5,745,320        (3,000,000)        2,745,320
  	 	 	 	 	             ------------      ------------      -----------

     Total liabilities   11,799,370        (3,000,000)        8,799,370
 	 	 	 	   	            ------------      ------------	     ------------
Stockholders equity:
 Preferred stock              2,000             3,000             5,000
 Common stock                37,586                              37,586
 Additional paid-in
   capital   		          13,389,655         2,997,000        16,386,655
 Accumulated deficit    (14,319,891)                        (14,319,891)
 	 	 		 	               ------------      ------------      ------------
Total stockholders'
  equity 	                 (890,650)       3,000,000          2,109,350
 	 	 	 		               ------------     ------------       ------------
Total liabilities
  and equity 		       $ 10,908,720    $           	0  	    $ 10,908,720
       	 	 	 		        ============	    ============	       ============

Note A.
On March 4, 1996, General Parcel Service, Inc. issued 120,000 shares of its Class A Series 2, Cumulative Convertible Preferred
Stock to an affiliate of the Chairman of its Board for $25.00 per share or an aggregate consideration of $3,000,000.
The Company used the funds received in the transaction to retire outstanding bank debt.


